Investor Presentation Dianne Lyons, Vice President/Chief Financial Officer Friday, August 24, 2012

Forward-Looking Statements This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012, and in our report on Form 10-Q for the quarter ended June 30, 2012, filed with the SEC on August 8, 2012. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Company Overview • Regional provider of a complete line of insurance products, including traditional commercial and personal property/casualty insurance, niche specialty programs (e.g., waste haulers, religious institutions, surety bonds) and life insurance – $735 million in shareholders’ equity – Six regional offices with approximately 900 employees • Property/casualty book of business complemented by Surety Branch and Life Insurance Company, which contribute to earnings stability United Fire Group (NASDAQ:UFCS) 3

Company Overview P/C Cos. Rated “A” by A.M. Best • $627 million in annual net written premiums • 2012 combined ratio of 95.1% • 90% commercial lines/10% personal lines • Represented by more than 1,240 independent agencies • Licensed in 43 states and Washington DC, active in 33 United Life Ins. Co. Rated “A-” by A.M. Best • $4 billion of life insurance in force • 72% annuities/28% traditional life insurance products • Represented by more than 940 independent agencies • Licensed in 36 states, active in 28 4

Historical Financial Performance $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2007 2008 2009 2010 2011 6/30/2012 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2007 2008 2009 2010 2011 YTD 2012 (6mos) UFCS Peer Group* 5 Book Value Per Share Operating Return on Average Equity** * SNL Small Cap U.S. Insurance Index (Average) ** See the appendix for definitions and reconciliations of data not prepared in accordance with U.S. GAAP

Historical Underwriting Performance Net Written Premiums ($ in millions) $- $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 6/30/2012 (6mos) GAAP Combined Ratio 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 2007 2008 2009 2010 2011 YTD 2012 (6mos) GAAP Combined Ratio excluding Cats 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 2007 2008 2009 2010 2011 YTD 2012 (6mos) UFCS Peer Group* 6 * SNL Small Cap U.S. Insurance Index (Average)

Recent Results • Double-digit top-line growth driven by: – Low- to mid-single digit rate increases and continued solid retention of commercial business – New business contribution reflected diligent account-based underwriting practices • Sub-100% combined ratio: – Strong performance of core book of business reflected benefits of improving pricing environment and continued favorable prior-year reserve development – Significant reduction in catastrophe losses to a more normal level as unusually dry weather continues – Offset by 2 percentage point increase in expense ratio due to DAC accounting change • Life insurance net written premiums increased more than 22% • Net investment income rises as growth in invested assets more than offset decline in yield 2012 Interim Results ($ in millions) Q2 2012 % Chng 1H 2012 % Chng Net written premiums $196.4 14.1% $375.8 27.2% Net investment income 28.7 3.6 57.9 5.6 Realized gains or losses 0.6 (49.8) 3.4 (11.1) Net income 14.7 182.1 33.9 NM Operating income 14.3 177.0 31.7 NM Net income per share $0.58 184.1 $1.33 NM Operating income per share $0.56 178.9 $1.24 NM Book value per share n/a $28.91 6.2 Second-Quarter Highlights 7

Key Investment Considerations • Expanded geographic presence through MIGP acquisition • Now focused on growth opportunities: • Capitalizing on transaction • Organic growth in existing markets • Appointing new agents • Local market knowledge • Decentralized underwriting and marketing • Claims and back-office functions are efficiently centralized • Reserving • Consistent reserving practices • Historically reported loss redundancies • Exposure management • Reduction of probable maximum loss • Diversified geographic risk • Conservative investment philosophy • Strong balance sheet with proactive capital management • Experienced senior management • Supported by strong operating teams 8

UNITED FIRE GROUP®

Expanded Geographic Presence Through Acquisition

Now Licensed in 43 States and Washington DC, Active in 33


WA
OR
CA
NV
AZ
ID
MT
WY
UT
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
W V
MD
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
DC

United Fire states

MIGP states

Expanded Scope in 2011 with MIGP Acquisition

- All-cash transaction valued at approximately $191 million
- Common business approach that diversified geographic risk
- Since closing:
  - Brought MIGP investment management and other back-office functions in-house
  - Consolidated reinsurance programs
  - Converted MIGP policies to UFCS electronic imaging system
  - Converted MIGP West Coast business to UFCS systems and initiated East Coast conversion
  - Retained MIGP agent force, saw 4.2% production increase in Q212 vs. Q211

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Now Focused on Growth Opportunities • Simplify BOP product to drive additional growth • Focus on increasing contribution from: – Property business –Workers’ compensation – Large accounts (over $100,000) • Seek additional production from new agents • Appoint new agents in cities where we are underrepresented • Multiple tools support pricing analysis – CATography – Predictive analytics – Loss control –Walk-away pricing – Credit scoring – Rating tiers 10 Pricing Sophistication Growth Strategies

Now Focused on Growth Opportunities -16.00% -12.00% -8.00% -4.00% 0.00% 4.00% 8.00% UFG MarketScout CIAB CLIPS • MarketScout is the nation's largest on-line insurance exchange with a distribution system to over 50,000 retail insurance agencies. The composite average includes all commercial lines and sizes of accounts. Website: marketscout.com • Council of Insurance Agents & Brokers (CIAB) asks its members each quarter to provide up-to-date information on pricing trends, underwriting practices and availability of all commercial property/casualty lines for its Commercial Insurance Market Index. Website: ciab.com • CLIPS is Towers Watson’s U.S. commercial lines pricing and profitability survey. Quarterly information comes directly from carriers. Website: towerswatson.com 11 Rate Change Comparison Notes on Rate Change Data

Expertise with “Main Street” Businesses Net Written Premiums by Product Line Twelve months ended 12/31/11 – Property/Casualty ($ in millions) NPW Percent of total NPW Fire & Allied Lines $202.6 36.7% Automobile 139.7 25.3 Other Liability 121.7 22.0 Workers’ Compensation 57.2 10.4 Surety 15.8 2.9 Reinsurance Assumed 13.3 2.4 Miscellaneous 1.7 0.3 Top 15 Classes Show Main Street Focus Twelve months ended 12/31/11 – Property/Casualty ($ in millions) DPW Percent of total DPW Carpentry - Residential $118.1 20.3% Excavation 37.4 6.4 Building or Premises - Lessors Risk 32.8 5.6 Grading of Land 25.9 4.5 Concrete Construction Incl Flat Work 24.5 4.2 Carpentry - NOC 23.4 4.0 Electrical Work - Within Buildings 22.1 3.8 Heating or Combined Heating & Air Conditioning 22.0 3.8 Plumbing - Commercial & Industrial 20.0 3.4 Automobile Repair or Service Shops 19.8 3.4 Plumbing - Residential or Domestic 18.4 3.2 Metal Goods Mfg/Machine Shops 17.0 2.9 Roofing - Residential Over Three Stories & Commercial 15.7 2.7 Landscape Gardening 15.1 2.6 Restaurants w/ Alcohol up to 75% Receipts 13.1 2.3 12

Local Market Knowledge • Property/casualty competition is largely other regional carriers, including mutual companies • Decisions about risk acceptability and pricing are made locally • Local staff are knowledgeable about their region and relevant regulations • Pricing decisions reflect current risk profile of book of business 13 Philosophy

Local Market Knowledge Twelve months ended 12/31/11 – Property/Casualty ($ in millions) DPW Percent of total DPW Texas $74.8 12.9% Iowa 73.7 12.7 California 61.5 10.6 Missouri 42.2 7.3 Louisiana 36.7 6.3 All other 292.0 50.2 • Expertise with “Main Street” businesses • Disciplined underwriting – Underwriters average 19 years of industry experience • Exceptional customer service • Superior loss control services • Fair and ethical claims handling • Efficient and effective technology • Strong agency relationships 14 Direct Written Premiums by State Bringing to Each Regional Market:

Decentralized Underwriting and Marketing Agency Philosophy • Continually monitor agencies for compatibility • Criteria: loss ratio, volume, relationship • Seek “top three” position (as measured by direct premiums written) • Competitive performance-based compensation Underwriting Strategies • Non-renewing poor performing accounts – 2012 emphasis on identification and re- underwriting of selected business – Leveraging local market knowledge and technology • Non-renewing higher cat risk accounts post 2011 storms – Updated exposure analysis Agency Force (as of December 31, 2011) • More than 1,300 independent agencies • Average agency size: $354,000 • Size of largest agency: $7.5 million 15 • Premium from top 20: $90.1 million • Premium from top 100: $219.4 million

Claims and Back-Office Functions Centralized • FAIR claims service • FAST claims service • Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function • Conservative reserving practices lead to consistent loss reserve redundancies • Employ top industry fraud predictive analytics technology 16 Claims Philosophy

Claims and Back-Office Functions Centralized 0.0% 10.0% 20.0% 30.0% 40.0% 2007 2008 2009 2010 2011 Expenses related to Mercer acquisition • Streamline how our agencies transact business with us • Enable producers to efficiently provide their clients with a high level of service • Enhance agency online inquiry capabilities • Provide agencies with online reporting • Continuous improvement objective – Feedback from agent technology board 17 Expense Ratio Technology

Reserving Net Reserve Redundancy (Deficiency) -6% 0% 6% 12% 18% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Reserving Philosophies • Historically reported loss redundancies • Consistent reserving practices • Reserve on a case basis with some pessimism • Reserve for IBNR and LAE using actuarial methods 18 Median: 8%

Exposure Management • Lowered 100-year PML (average of RMS and AIR) despite expanded portfolio due to Mercer transaction • Managing geographic exposures to reduce coastal and other risks • Better utilizing operating structure • Updated policy terms and conditions, e.g., wind deductibles • 2012 catastrophe program – $180 million excess of $20 million retention – 95% excess of $20 million • 2012 core program – $2 million retention – $13 million per risk property coverage – $38 million per occurrence casualty coverage 19 Managing Catastrophe Exposure Reinsurance Programs

UNITED FIRE GROUP®

Exposure Management

Modeled vs. Actual Losses from Historical Storms

($ in millions)	RiskLink v10 Modeled Gross Loss	RiskLink v11 Modeled Gross Loss	Clasic/2 v12 Modeled Gross Loss	Actual Loss
Katrina	$499.6	$506.4	$461.0	$367.3
Rita	11.7	71.6	26.8	33.9
Gustav	9.5	27.7	10.5	14.5
Ike	22.6	110.7	17.5	26.0

Notes on Modeled Losses

- Modeled loss from Katrina and Rita are based on UFG's June 2005 portfolio.
- Modeled loss from Ike and Gustav are based on UFG's September 2008 portfolio.
  - RiskLink v10 does not include Gustav and Ike in its historical event set. As a workaround, $9.5M and $22.6M were estimated based on a suite of stochastic events RMS provided for real-time analysis. According to RMS, these events represent the characteristics and damage of Gustav and Ike.
- Storm surge and loss amplification are included in the modeled loss.

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Conservative Investment Portfolio (at June 30, 2012) $3.0 Billion Investment Portfolio ($ in millions) US Gov't $84 3% Foreign $235 8% Utilities $257 8% Other* $52 2% Financial $308 10% Industrial $983 32% Municipals $762 25% Mortgage Backed $176 6% Equity Securities $174 6% 21 * Other includes trading securities, mortgage loans, policy loans and other long-term investments.

Conservative Investment Portfolio (at June 30, 2012) • Manage our own portfolios/buy and hold • Addressing low interest rate environment by: – Continuing to purchase quality investments rated investment grade or better – More closely matching duration of our investment portfolio to liabilities • International corporate bond holdings account for 8% of portfolio • Q212 property/casualty portfolio yield of 3.6% and duration of 4.2 • Q212 life portfolio yield of 4.8% and duration of 3.9 $ (in millions) % AAA $397 14% AA 640 23 A 684 24 Baa/BBB 1,010 36 Other/Not Rated 88 3 Total $2,819 100 22 Highly Rated Fixed Income Portfolio Maintain a Fixed-to-Equity Ratio of 90/10

Financially Strong Capital Management Philosophy • Strong economic capital position • Prudent reinsurance programs • Modest debt-to-capital ratio (6%) • Conservative investment portfolio • History of consistently conservative reserves • Use of capital – acquisition of Mercer Insurance Company Share Repurchase • Share repurchase program extended by board to August 2014 – 1.4 million common shares remain authorized for repurchase • Repurchased 102,000 shares of common stock in first half 2012 at a total cost of $2.1 million and average price of $20.94 per share Enterprise Risk Management • ERM management committee meets quarterly • Board of Directors risk management committee oversees ERM effort – Management reviews risk metrics with risk management committee • Risk appetite statement developed • Economic capital modeling used to assess risk 23

Experienced Senior Management Title Years with UFCS Years in Industry Randy Ramlo President and CEO 27 27 Mike Wilkins Executive Vice President 25 25 Dianne Lyons Vice President and CFO 27 27 David Conner Vice President and CCO 12 28 Barrie Ernst Vice President and CIO 8 31 Neal Scharmer Vice President and General Counsel 15 21 Leadership Team 24

Key Investment Considerations • Expanded geographic presence through MIGP acquisition • Now focused on growth opportunities: • Capitalizing on transaction • Organic growth in existing markets • Appointing new agents • Local market knowledge • Decentralized underwriting and marketing • Claims and back-office functions are efficiently centralized • Reserving • Consistent reserving practices • Historically reported loss redundancies • Exposure management • Reduction of probable maximum loss • Diversified geographic risk • Conservative investment philosophy • Strong balance sheet with proactive capital management • Experienced senior management • Supported by strong operating teams 25

Investor Presentation Questions

Appendix

Catastrophe Loss History Events in 2008-2009 • Hurricane Katrina development of $65 million due to unfavorable court rulings • Record number of catastrophe events in 2008 contributed $76 million to United Fire’s losses • A flood in 2008 forced us from our home office to a temporary location for 11 weeks • Hurricanes Ike and Gustav in 2008 forced temporary closings of our Galveston and New Orleans offices Catastrophes ($ in millions) 1992 Hurricane Andrew $28.1 assumed 1994 Northridge earthquake 5.6 assumed 2000 New Orleans hailstorms 25.6 2001 9/11 events 11.6 assumed 2002 Hurricane Lili 9.3 2004 Hurricanes Charley, Frances and Jeanne 13.9 2005 Hurricanes Katrina and Rita 315.8 2008 Hurricanes Gustav and Ike 34.9 2011 Global CAT losses 21.4 assumed 2011 Spring storms (Alabama & Joplin) 45.2 2012 Spring storm (Branson) 12.5 Catastrophe Losses $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2007 2008 2009 2010 2011 6/30/2012 (6mos) Non-cat losses Cat losses 28

Reducing PML Exposure $0 $50 $100 $150 $200 $250 $300 Jun 2006 Dec 2006 Jun 2007 Dec 2007 Jun 2008 Dec 2008 Aug 2009 Dec 2009 Aug 2010 Dec 2011* Jun 2011* 100-Year PMLs ($ in millions) RMS AIR Scenario RMS Gross Loss AIR Gross Loss Industry Gross Loss U FG ’s H u rrica n e RD S 1. A Katrina type event impacting the New Orleans area $152.1 $123.9 $40,679.0 2. A strong CAT 4 storm making landfall in Galveston and heading north 230.1 186.1 105,366.0 3. A moderate CAT 3 storm impacting Tampa / St. Pete., Florida 117.7 49.6 133,155.0 4. A two-landfall event on south Florida and then Cape May, NJ 68.5 60.3 24,677.4 5. A two-landfall event on central Florida and then southeastern TX 83.7 24.3 63,881.4 Llo yd ’s H u rrica n e RD S 6. Miami-Dade Windstorm: FL- SE_Cat5, LA_Cat3 0.3 0.5 143,341.0 7. Pinellas Windstorm: FL-SW_Cat4, SC_Cat4 95.8 165.6 138,786.6 8. Gulf of Mexico Windstorm: TX- N_Cat5 225.7 170.7 107,801.8 9. Northeast Windstorm: NY_Cat4 45.8 53.0 77,411.1 29 Exposure Reduction Realistic Disaster Scenarios ($ in millions) UFG data as of December 2011, Mercer data as of June 2011 * Based on RMS v11 and AIR v12, includes Mercer’s June 2010 portfolio

UNITED FIRE GROUP®

Foreign Investment Exposure

International Holdings by Country

Country	Par	Pct Of Par	Market	Pct of Mkt
United Kingdom	$59,735,000	39.6%	$64,834,275	40.1%
Switzerland	24,507,000	16.2	26,663,746	16.5
Netherlands	21,725,000	14.4	22,895,662	14.2
Australia	10,772,143	7.1	11,892,867	7.4
Germany	5,550,000	3.7	5,736,859	3.5
India	5,000,000	3.3	4,912,940	3.0
Luxembourg	5,000,000	3.3	5,357,025	3.3
Ireland	4,100,000	2.7	4,344,420	2.7
Israel	3,950,000	2.6	4,155,722	2.6
Hong Kong	3,000,000	2.0	3,206,826	2.0
Qatar	3,000,000	2.0	3,232,500	2.0
Spain	2,300,000	1.5	2,057,203	1.3
South Korea	1,500,000	1.0	1,659,485	1.0
Norway	700,000	0.5	838,113	0.5
Foreign, Non-Canada	**150,839,143**	**68.2**	**161,787,643**	**100.0**

International Holdings by Sector

Sector	Par	Market Value	Pct of Mkt	Pct Total Portfolio
Oil & Gas	$ 42,007,000	$45,212,622	27.9%	1.57%
Industrials	20,275,000	22,486,177	13.9	0.78
Banks	20,650,000	21,378,177	13.2	0.74
Healthcare	14,950,000	15,454,736	9.6	0.54
Financials	13,450,000	15,045,469	9.3	0.52
Electric Utility	11,915,000	13,073,714	8.1	0.45
Basic Resources	12,292,143	12,856,630	7.9	0.45
Telecommunications	9,300,000	9,930,728	6.1	0.35
Insurance	3,000,000	3,201,351	2.0	0.11
Media	3,000,000	3,148,038	1.9	0.11
Foreign, Non-Canada	**150,839,143**	**161,787,643**	**100.0**	**5.63**

Notes

- Fixed Income portfolio only; "Country" indicates headquarter domicile
- No direct Sovereign exposure; 68.2% of Foreign holdings are Non-Canadian
- No local currency or foreign exchange risk – all coupon and principal amounts are US$ denominated
- Investment Grade Corporates only; no structured products, private placements or alternative investments
- Bank exposure is limited to the northern peripheral countries (e.g., Germany, the U.K.); No "PIIGS"
- Well diversified, liquid names – no single position is greater than $5 million (i.e., 32 basis points)
- Foreign exposure (Canadian and non-Canadian) is 8.2% of the total Fixed Income portfolio

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DAVID E. CONNER VP/CCO Years at UFG: 12 Years in industry: 28 BARRIE W. ERNST VP/CIO Years at UFG: 8 Years in industry: 31 NEAL R. SCHARMER VP/General Counsel Years at UFG: 15 Years in industry: 21 DIANNE M. LYONS Vice President/Chief Financial Officer Years at UFG: 27 Years in industry: 27 • Directs the company’s financial goals, objectives and budgets • Oversees investor relations • Oversees regulatory filings • 1983: Joined UFG as records librarian • 1984 to 1985: Accounting general clerk • 1986 to 2000: Accountant • 2000: Promoted to controller and accounting manager • 2003: Named vice president of United Fire • 2006: Appointed chief financial officer • BA from Coe College • Professional designations: AIAF, AAM, CPCU, LOMA LEVEL • Board member: Young Parents Network • Member: CPCU Society RANDY A. RAMLO President/Chief Executive Officer Years at UFG: 27 Years in industry: 27 • Directs and monitors the business operations of all offices and business segments • Oversees the implementation of corporate policies on a day-to-day basis • 1984: Joined company as an underwriter • 1996 to 2001: Commercial underwriter • 2001: Named VP, Surety • 2004: Appointed EVP, United Fire Group • 2007: Appointed president and CEO • BA from University of Northern Iowa • Professional designations: ARM, CPCU, AIM and AFSB • Board member: United Way of East Central Iowa • Member: CPCU Society and Surety Assoc. of Iowa MICHAEL T. WILKINS Executive Vice President Years at UFG: 25 Years in industry: 25 • Responsible for development of information technology • Directs company’s reinsurance and personal lines segments • 1985: joined UFG as computer programmer • 1990 to 1998: Product support manager • 1998: Named VP of Central Plains regional office • 2002: Named VP of administration • 2007: appointed EVP • BS and MBA from University of Iowa • Professional designations: ARP, CPCU • Board member: United Way of East Central Iowa and Four Oaks • Member: CPCU Society Experienced Senior Management 31

Financial Summary (GAAP, $ in thousands except per share values) 2011 2010 2009 6 mos. 2012 6 mos. 2011 Selected Income Statement Items Net Premiums Written $604,867 $463,892 $467,427 $375,775 $295,355 Net Income / (Loss) 11 47,513 (10,441) 33,900 (12,104) Realized Gains / (Loss), net of tax 4,186 5,518 (8,566) 2,183 2,455 Operating Earnings / (Loss), net of tax (4,175) 41,995 (1,875) 31,717 (14,559) Selected Balance Sheet Items Cash and Investments $3,052,535 $2,662,955 $ 2,542,693 $3,132,698 $3,044,824 Total Assets 3,618,924 3,007,439 2,902,544 3,741,263 3,621,934 Shareholders' Equity 696,141 716,424 672,735 735,362 704,773 Capital & Surplus 565,843 594,308 556,265 596,391 575,201 Per Share Analysis Operating Income / (Loss) per Diluted Share $(0.16) $1.60 $(0.07) $1.24 $(0.56) Net Income / (Loss) per Diluted Share - 1.80 (0.39) 1.33 (0.46) Dividends per Share 0.60 0.60 0.60 0.30 0.30 Book Value per Share 27.29 27.35 25.35 28.91 27.23 Profitability Analysis Loss Ratio 76.4% 68.9% 83.9% 62.4% 83.8% Expense Ratio 35.7 31.0 31.3 32.7 37.2 Combined Ratio 112.1 99.9 115.2 95.1 121.0 Combined Ratio (ex. CATs & Hurricane Katrina Litigation) 97.0 93.2 101.4 86.4 99.0 ROAE 0.0 6.8 (1.6) 9.5 (3.4) Operating ROAE (0.6) 6.0 (0.3) 8.9 (4.1) 32

Operating Segment Financial Highlights (GAAP, $ in thousands except per share values) 2011 2010 2009 6 mos. 2012 6 mos. 2011 Commercial Net Premiums Written $481,519 $363,806 $380,727 $308,465 $239,548 Net Premiums Earned 464,942 370,479 394,000 264,560 211,114 Loss and Loss Settlement Expenses 331,320 271,184 338,094 163,769 161,805 Loss Ratio 71.3% 73.2% 85.8% 61.9% 76.6% Personal Net Premiums Written 57,134 40,807 38,208 31,201 25,589 Net Premiums Earned 55,568 39,731 35,735 30,873 25,043 Loss and Loss Settlement Expenses 51,725 25,576 23,641 18,428 25,582 Loss Ratio 93.1% 64.4% 66.2% 59.7% 102.2% Assumed Net Premiums Written 13,270 10,295 5,892 5,204 4,616 Net Premiums Earned 13,261 10,163 5,942 5,237 4,616 Loss and Loss Settlement Expenses 24,786 (7,323) 3,986 5,333 14,402 Loss Ratio 186.9% -72.1% 67.1% 101.8% NM Total Net Premiums Written 551,923 414,908 424,827 344,870 269,753 Net Premiums Earned 533,771 420,373 435,677 300,670 240,773 Loss and Loss Settlement Expenses 407,831 289,437 365,721 187,530 201,789 Loss Ratio 76.4% 68.9% 83.9% 62.4% 83.8% Net Income / (Loss) (7,639) 34,726 (17,677) 29,991 (16,224) 33

UNITED FIRE GROUP®

Definitions and Reconciliations of Data Not Prepared in Accordance With U.S. GAAP

(GAAP, $ in thousands)	2007	2008	2009	2010	2011	6 mos. 2011	6 mos. 2012	3 mos. 2011	3 mos. 2012
Net income (loss)	$111,392	$(13,064)	$(10,441)	$47,513	$11	$(12,104)	$33,900	$(17,914)	$14,716
After-tax realized investment (gains) losses	(6,286)	6,749	8,566	(5,518)	(4,186)	(2,455)	(2,183)	(731)	(367)
Operating income (loss)	$105,107	$(6,315)	$(1,875)	$41,995	$(4,175)	$(14,559)	$31,717	$(18,645)	$14,349
Diluted earnings (loss) per share	$4.03	$(0.48)	$(0.39)	$1.80	$0.00	$(0.46)	$1.33	$(0.69)	$0.58
Diluted operating earnings (loss) per share	3.80	(0.23)	(0.07)	1.60	(0.16)	(0.57)	1.24	(0.72)	0.56
Return on equity	15.6%	-1.9%	-1.6%	6.8%	0.0%	(3.4)%	9.5%	--	--
After-tax realized investment (gains) losses	-0.9	1.0	1.3	-0.8	-0.6	(0.3)	(0.3)	--	--
Operating return on equity	14.7	-0.9	-0.3	6.0	-0.6	(3.8)	9.2	--	--

Operating income is a commonly used Non-GAAP financial measure of net income excluding realized capital gains and losses and related federal income taxes. Because our calculation may differ from similar measures used by other companies, investors should be careful when comparing our measure of operating income to that of other companies. Management evaluates this measurement and ratios derived from this measurement because we believe it better represents the normal, ongoing performance of our businesses.

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Investor Presentation